Exhibit 99.2

Carphone Warehouse Group plc Analysts’ Day 26 April 2010

Agenda Overview Strategy update Financial update and 2011 guidance Charles Dunstone Roger Taylor Nigel Langstaff

Charles Dunstone, Chairman Overview

An encouraging end to a successful year.... Financial Highlights: - Third upgrade in six months - Best Buy Europe profit ahead of expectations (primarily due to Best Buy Mobile US, profit share £46m) - Cash generation ahead (BBE operating free cash inflow pre ‘Big Box’ c.£170m vs £80m outflow last yr) - Virgin Mobile customer numbers 1.7m Q4 Highlights: - CPW LFLs +3% - Best Buy Mobile connections growth +34% - Virgin Mobile generating profits and cash

.....and well positioned for the year ahead CPW – smartphone / wireless world roll-out Best Buy Mobile US – brand traction / market share gains Best Buy “Big Box” – launches this week in the UK Virgin Mobile – leveraging scale following Tele2 acquisition

“Best Buy” comes to the UK

Roger Taylor, CEO CPW plc Strategy Update

Carphone Warehouse Group plc CPW plc Group Structure Best Buy Europe 50% Virgin Mobile France 47.5% CPW Property 100% Cash £100m ‘Big Box’ 1st store to open this week c.1,100 stores in US c.2,400 stores across Western Europe

Carphone Warehouse......smartphones driving growth Source: Gartner Dataquest, Forecast: Mobile Devices Estimated 83% of mobile phones will be smartphones by 2013 4% 7% 5% 5% 5% 6% 7% 6% 4% 4% 3% 5% 7% 14% 22% 32% 36% 40% 15% 19% 31% 55% 70% 76% 81% 87% 86% 87% 92% 43% 41% 33% 17% 3% 3% 1% 9% 1% 8% 12% 5% 5% 5% 4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Basic phone Enhanced Phones Smartphones - entry level Smartphones - fully featured

What increasing smartphone penetration means for CPW Smartphones higher value per connection (average revenue per connection increasing, driving positive LFLs), Q4 LFL 3% Geek attachment: 44% on smartphones (vs 35% on non-smartphones) Accessories attachment: 36% on smartphones (vs 14% on non-smartphones) FY 2011 anticipate up to 65% CPW/TPH postpay volume from smartphones 0 10 20 30 40 50 60 70 80 90 100 Q1 Q2 Q3 Q4 2009/2010 (UK) % Smartphone Non-Smartphone

“Wireless World”: confident that format working...... Currently 29 in UK, 7 in Spain >100 by April 2011 Success story for: Our People Our Customer The Store Environment Our Proposition The Geek Squad Service The Financials ......roll-out to drive further growth Stretching the brand to incorporate all things connected

Trialling new formats to extend wireless world concept to smaller stores Current Store Portfolio: >1000 sq ft 250 700 – 1000 sq ft 400 <700 sq ft 1,780 2,430

We can do ‘multi product wireless store’ in small format ...... ......as seen in Alicante

Hardware Connections Content Services Accessories Smartphones Netbooks Laptops Tablet/slate The Connected World

UK in good shape... but...work to do in Europe Some key changes in the business.... Operational efficiencies Commercial alignment with networks Customer focus (0% commission 100% impartial) .....are really starting to have an impact: Q4 UK LFL c.6% Continued market share gains (especially in smartphones) Improvement in NPS Delivery of Geek Squad

The CPW business in the year ahead Economic environment remains tough but we still expect LFL growth Emphasis on quality of connections rather than quantity Margins more robust Continued focus on costs and improving net operating margin Overall profit growth of 15% to 20% Strong cash conversion

Best Buy Mobile US 77 stand alone stores (SAS) and 1,070 stores within store (SWAS) as at March 2011 Opportunity to roll out significantly more SAS stores in FY11 and beyond With no other significant independent mobile specialists in the US there is good growth potential

Best Buy Mobile US: exceeded all expectations Q4 connections 1.43m (Jan – March 2010), up 34% yoy BBM U.S. market share at the end of Fiscal 2010 was approximately 4-5% (of U.S. handsets sold). Our current data suggests that there are approximately 130-140 million handsets sold per year in the U.S. Target market share of 10%+ in less than 5 years, which includes both SAS and SWAS concepts. Source: Company - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 000s

BBM US: tipping point around brand awareness Market share over last 4 years 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 2006 Q1 2006 Q2 2006 Q3 2006 Q4 2007 Q1 2007 Q2 2007 Q3 2007 Q4 2008 Q1 2008 Q2 2008 Q3 2008 Q4 2009 Q1 2009 Q2 2009 Q3 2009 Q4 Postpay Prepay Draw Rate by Category 3.3 2.7 6.2 4.3 4.0 6.7 5.6 6.1 5.9 7.5 7.9 Overall handset Postpay Prepay Smartphone 2007 2008 2009 Best Buy Mobile Promoter Score — SWAS BBY Promoter — SAS BBY Promoter* Oct FY08 Dec FY08 Feb FY08 Apr FY09 Jun FY09 Aug FY09 Oct FY09 Dec FY09 Feb FY09 Apr FY10 June FY10 Aug FY10 Oct FY10 Dec FY10 Feb FY10 90.0 80.0 70.0 60.0 50.0 40.0 30.0 20.0 10.0 0.0

 The Perfect Partnership.... Smart provisioning systems Selling complex product Customer focused Operational experience (CPW brought time to effect a subscription down from 45 minutes to 10 minutes) Simplification of proposition Network relationships Creativity / innovation Customer centricity Strong global brand Established in non CPW territories Significant footfall Leverage with consumer electronic suppliers Strong operating processes Employee focused Capable of fast and efficient roll out Big Box expertise .....now driving significant returns: £46m in FY10 and 15-20% growth in FY11

The Best Buy “Big Box” launch 8-10 “Big Box” stores opened by March 2011 30,000 to 45,000 sq.ft First five: Thurrock, Essex Hedge End, Southampton Aintree, Liverpool Merry Hill, West Midlands Croydon, Surrey Online platform launched in Autumn 2010 c.£70 - £80m cash investment in 2010 / 2011: £35m - £40m capex; c.£40 - £45m P&L

Best Buy Key Initiatives: why are we so different? Uniquely positioned to deliver the connected world: ability to deliver complex solutions for customers Quality of staff and investment in training: every ‘blue shirt’ receives nine weeks upfront training and continuous development programmes Category ownership: authority in all categories presented Walk out working: Buy any laptop, camera or mobile phone and Best Buy will offer to set up and personalise the product so it’s ready to use before you leave the store Geek Squad: the 24-hour technology support service Flexible multi channel approach Best Buy: The World’s Best.....here to succeed!

Virgin Mobile France Standing start in 2006 to Number 4 in the French market, with 1.7 million customers, following the acquisition of Tele2 in December 2009 (consolidating its position as France’s largest MVNO) 60% of base post-pay customers Targeting 2 million customers FY 09 FY 10 Virgin customer base Quarterly revenue 0 10 20 30 40 50 60 70 80 90 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Revenue (€'m) 500 1,000 1,500 2,000 2,500 2006 2007 2008 2009 2010 2011 2012 2013

Virgin Mobile France: a valuable brand Strong brand awareness: recent market research indicated 33 per cent spontaneous brand awareness and 93 per cent prompted brand awareness Reputation for innovation: introducing unlimited texts and more recently “all you can eat” packages to the French market Outstanding customer service: 85 per cent customers “satisfied” and 92 per cent, stating that they would recommend Virgin Mobile France (all based on Maxiphone surveys conducted during first quarter 2010) One of the widest MVNO distribution platforms in France: sold from 2,500 retail outlets and 40000 outlets for top-ups Commercial relationships: Long standing commercial relationship with Orange (customer base significant to Orange enabling competitive wholesale rates)

Virgin Mobile France: developing the brand TDF deal signed last week: Mobile TV services will be included in all postpaid offers 14 channels will be available in all postpaid offers Premium offers will include 2 channels

Virgin Mobile France strategic objectives Full integration of Tele2 - migration to orange on Virgin terms complete - head office integration well underway - migration of billing and CRM by end 2010 Strong growth in customer base - targeting 2m by 2012 / 2013 - 100K - 150K net adds FY 2011 Targeting sector average EBIT margins - 10% 2011/2012 Strong operating free cash flow

Carphone Property Acton Preston £m Book value of Freeholders 66 Current rental income 5.6 Market value at 8% yield 70 Market value at 6% yield 93 Long leases Strong covenants Further development opportunities

Nigel Langstaff, CFO Financial update and 2011 guidance

2009-10 – indicative group financials EPS growth substantially ahead of guidance at start of year, reflecting strong out-performance in Best Buy Europe 2008-09 2009-10 (£m) indicative only (£m) Revenue 5 5 Opex (5) (6) Post-tax P&L from JVs - Best Buy Europe 28 47 - Virgin Mobile France (8) (9) Net Interest and tax (2) (1) PAT 18 37 EPS* 4.0 8.2

2009-10 – indicative Best Buy Europe financials 18% growth from CPW Europe Transformational year for Best Buy Mobile Best Buy Europe OFCF before Big Box investment c.£170m, reflecting reduced capex and much improved working capital 2008-09 2009-10 (£m) indicative only (£m) - CPW Europe 97 114 - Best Buy Mobile US 8 46 - Big Box (Best Buy UK) (7) (21) EBIT 98 139 - Interest (12) (16) EBT 86 123 - Tax (29) (28) PAT 57 95 Best Buy Europe cash flow - operating free cash flow pre-Big Box (80) 171 - net (debt) funds at March

2010-11 guidance - Best Buy Europe PBT Guiding for Group share of post-tax profits of £47m-£50m Growth in CPW Europe and Best Buy Mobile funding further investment in Big Box 2009-10 2010-11 indicative only  (£m) (£m) - CPW Europe 114 + 15% to 20% - Best Buy Mobile US 46 + 15% to 20% - Big Box (Best Buy UK) (21) (40) to (45) - Interest (16) Similar - Tax 23% 24% to 25%

CPW Europe Space up 0-1% LFL revenue growth of 0 to 3% (at constant currency) Connections 0-5% down, but ARPC up GM% expected to strengthen further Annualised cost savings from 2009 reorganisation programme Continued decline on German service provider revenue, as business migrates to retail model, resulting in reduced contribution 2010-11 guidance - Best Buy Europe PBT 2009-10 2010-11 Indicative only (£m) (£m) - CPW Europe 114 + 15% to 20% - Best Buy Mobile US 46 + 15% to 20% - Big Box (Best Buy UK) (21) (40) to (45) - Interest (16) Similar - Tax 23% 24% to 25%

Best Buy Mobile US Connections and profit share growth 15-20% Increased contribution from existing sites partially offset by investment in SAS and online operations 2010-11 guidance - Best Buy Europe PBT 2009-10 2010-11 Indicative only (£m) (£m) - CPW Europe 114 + 15% to 20% - Best Buy Mobile US 46 + 15% to 20% - Big Box (Best Buy UK) (21) (40) to (45) - Interest (16) Similar - Tax 23% 24% to 25%

Best Buy UK (‘Big Box’) Support costs, IT, pre-trading losses Depreciation and amortisation of £7m to £8m 2010-11 guidance - Best Buy Europe PBT 2009-10 2010-11 Indicative only (£m) (£m) - CPW Europe 114 + 15% to 20% - Best Buy Mobile US 46 + 15% to 20% - Big Box (Best Buy UK) (21) (40) to (45) - Interest (16) Similar - Tax 23% 24% to 25%

Interest Annualised impact of standalone facilities Non-utilisation fees Amortisation of facility fees Impact of working capital requirements at peak trading periods Tax Continued mix of profits in lower tax jurisdictions 2010-11 guidance - Best Buy Europe PBT 2009-10 2010-11 Indicative only (£m) (£m) - CPW Europe 114 + 15% to 20% - Best Buy Mobile US 46 + 15% to 20% - Big Box (Best Buy UK) (21) (40) to (45) - Interest (16) Similar - Tax 23% 24% to 25%

CPW Europe Capex investment in store refurbs and operational efficiency Working capital in line with FY10 Best Buy UK Capex on new stores Development of online platform and further development of IT systems 2010-11 guidance - Best Buy Europe cash flow 2009-10 2010-11 Indicative only (£m) (£m) CPW Europe / Best Buy Mobile US EBITDA 254 + c.10% Capex (55) (70) to (80) Working capital (28) (20) to (30) Operating FCF 171 170 to 180 Big Box (Best Buy UK) EBITDA (21) (32) to (37) Capex (23) (35) to (40) Working capital - Minimal Operating FCF (44) (70) to (80)

 Annualised revenue following Tele2 acquisition of c €350m, growing by 10-15% in 2010-11 Target EBIT margin of 5% to 6%, with run-rate by end of year closer to 10% Capex investment of c €10m to “in-house” billing platform Minimal working capital No tax in the short to medium term due to availability of losses 2010-11 guidance – Virgin Mobile France

 Rental income and interest income expected to cover cash opex EPS up by 40-45% Before investment in Best Buy UK, EPS of c.15p 2010-11 guidance – Group EPS 2009-10 2010-11 Indicative only (£m) (£m) Revenue 5 Similar Opex (6) (2) to (3) higher Post-tax P&L from JVs - Best Buy Europe 47 47 to 50 - Virgin Mobile France (9) c.5 Net interest and tax (1) +ve 1 to 2 PAT 37 + 40-45% EPS 8.2 + 40-45% 2010-11 guidance – Group EPS

2010-11 reporting calendar

Q1 trading	Q2 trading / Interims	Q3 trading	Q4 trading / guidance update	Prelims
28 July 2010	**5 November 2010**	**January 2011**	**April 2011**	**June 2011**
CPW Europe Stores Connections Revenue LFL revenue	CPW Europe Stores Connections Revenue LFL revenue	CPW Europe Stores Connections Revenue LFL revenue	CPW Europe Stores Connections Revenue LFL revenue	
Best Buy Mobile US Stores Connections	Best Buy Mobile US Stores Connections	Best Buy Mobile US Stores Connections	Best Buy Mobile US Stores Connections	
Big Box (Best Buy UK) Stores Revenue	Big Box (Best Buy UK) Stores Revenue	Big Box (Best Buy UK) Stores Revenue	Big Box (Best Buy UK) Stores Revenue	
	Best Buy Europe P&L Cash flow		Best Buy Europe Guidance	Best Buy Europe P&L Cash flow
Virgin Mobile France Base Revenue	Virgin Mobile France Base Revenue P&L Cash flow	Virgin Mobile France Base Revenue	Virgin Mobile France Base Revenue Guidance	Virgin Mobile France P&L Cash flow
	Other P&L Cash flow EPS			Other P&L Cash flow

Q&A